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                                                                    EXHIBIT 23.3


                          INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
American HealthChoice, Inc.


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3, and the accompanying Prospectus, of our report dated January 17, 1997 for the year ended September 30, 1996 and to the reference to our Firm under the heading "Experts" in the Prospectus filed herewith.



/s/ Hein + Associates LLP
-------------------------
HEIN + ASSOCIATES LLP

Houston, Texas
October 7, 1998